                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):       April 24, 2000
                                                           ----------------


                          TELESPECTRUM WORLDWIDE INC.
                    ---------------------------------------
                (Exact Name of Registrant Specified in Charter)

        Delaware                       0-21107               23-2845501
----------------------                 -------               ----------
   (State or Other                (Commission File        (I.R.S. Employer
   Jurisdiction of                     Number)           Identification No.)
   Incorporation)

   443 South Gulph Road
   King of Prussia, Pennsylvania                               19406
--------------------------------------------        ---------------------------
 (Address of Principal Executive Offices)                   (Zip Code)

  Registrant's telephone number, including area code:        (610) 878-7400
                                                          ---------------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

   On April 24, 2000, the Registrant announced that it had hired Vincent J. Ciavardini as its President and Chief Executive Officer and that Keith E. Alessi has become Chairman.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits


   Exhibit Number       Description
   --------------       -----------
        99.1            Press Release issued by the Registrant on April 24, 2000
                        1998 announcing its new Chairman and its new President
                        and Chief Executive Officer as well as its financial
                        results for the first quarter of 2000.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TELESPECTRUM WORLDWIDE INC.
                                    (Registrant)


                                    By  /s/ Keith E. Alessi.
                                       -----------------------------------
                                       Keith E. Alessi
                                       President and Chief Executive Officer


Dated:  April 24, 2000